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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                      February 8, 2001 (January 22, 2001)


                               The Wet Seal, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-18632                    33-0415940
(State or other jurisdiction  (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)

           26972 Burbank
     Foothill Ranch, California                                     92610
(Address of Principal Executive Offices)                          (Zip Code)

      Registrant's telephone number, including area code: (949) 583-9029


             (Former name or address, if changed since last report)


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Item 5.           Other Events.

         Reference is made to the press release of The Wet Seal, Inc. attached hereto as Exhibit 99.1 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release). The attached release was disclosed to the public on February 8, 2001.

Item 7.           Financial  Statements,  Pro Forma  Financial  Information  and
                  Exhibits

         (c)      Exhibits

                  Exhibit No.               Description of Exhibit
                  ----------                ----------------------

                  99.1                      Press Release dated February 8, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             The Wet Seal, Inc.
                                             (Registrant)

Date:    February 8, 2001                    By: /s/ Kathy Bronstein
                                                 --------------------------
                                                 Name:  Kathy Bronstein
                                                 Title: Vice Chairman and
                                                        Chief Executive Officer